                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                Crestline Assurance Holdings LLC

Address:                             201 Main Street, Suite 1900
                                     Fort Worth, TX 76102

Date of Event Requiring Statement:   06/14/2022

Name:                                Crestline Management, L.P.

Address:                             201 Main Street, Suite 1900
                                     Fort Worth, TX 76102

Date of Event Requiring Statement:   06/14/2022

Name:                                Crestline Investors, Inc.

Address:                             201 Main Street, Suite 1900
                                     Fort Worth, TX 76102

Date of Event Requiring Statement:   06/14/2022